© 2013 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation EXHIBIT 99.1

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: a severe decline in the general economic conditions of New Jersey and the New York Metropolitan area; larger than expected reductions in our loans originated for sale or a slowdown in new and refinanced residential mortgage loan activity; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors;
unanticipated deterioration in our loan portfolio; Valley’s inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S.
implementation of Basel III requirements); higher than expected increases in our allowance for loan losses; an unexpected increase in loan losses or in the level of non-
performing loans (including additional losses and elevated levels of non-accrual loans caused by the lengthy foreclosure process in the State of New Jersey);
unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; an unexpected decline in real estate values within our market areas; charges against earnings related to the change in fair value of our junior subordinated debentures; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; the inability to realize expected revenue synergies from recent acquisitions in the amounts or in the timeframe anticipated;
inability to retain customers and employees; lower than expected cash flows from purchased credit-impaired loans; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; and other unexpected material adverse changes in our operations or earnings.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.
Forward Looking Statements

Large Regional Bank that Operates and Feels Like a Small Closely Held Company

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Valley National Bank
• Focus on Credit Quality
• Conservative Growth Strategies
• Never Had a Losing Quarter
• Affluent and Heavily Populated
Footprint
• Strong Customer Service
• Experienced Senior and Executive
Management
• Large percentage of retail
ownership
–
Long-term investment approach
–
Focus on cash and stock
dividends
• Large insider ownership, family
members, retired employees and
retired directors
• Approximately 287 institutional
holders  or 44% of all shares held*
Our Approach

*Source: Bloomberg as of  8/6/2013

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Valley National Bank
• Traded on the NYSE (VLY)
• Regional Bank Holding Company
• Headquartered in Wayne, NJ
• Operates 208 Branches
Corporate Profile
– Northern NJ – Central NJ – Manhattan
– Brooklyn – Queens – Long Island
As of 6/30/2013
Total Assets $16.0 billion
Total Loans $10.9 billion
Total Deposits $11.2 billion
Market Cap
$2.1 billion*
*Source: Bloomberg as of  8/6/2013
As of 6/30/2013

1.50%
1.00%
0.50%
0.00%
NCO
Allowance
1.05%
0.31%
1.08%
0.35%
1.03%
0.26%
2Q 2012
1Q 2013
2Q 2013

*Non-Covered Loans Only

$600
$400
$200
$0
$531
$577
$482
4Q 2012
1Q 2013
2Q 2013

*Originations expressed in millions

15.00%
10.00%
5.00%
0.00%
7.94%
10.27%
3.57%
Commercial Real Estate
Residential Mortgage
Consumer Loans

*Annualized

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Valley’s 2Q 2013 Highlights
Highlights
• 2Q 2013 net income of $33.9 million or $0.17
diluted EPS compared to $32.8 million or $0.17
diluted EPS for 2Q 2012
• Total non-covered loans increased $91.0
million or 3.4% on an annualized basis
• Total loan delinquencies as a percentage of
total loans were 1.51% at June 30, 2013
compared to 1.70% at March 31, 2013
Residential Originations*
Net Charge-Offs & Allowance*
Dashboard
As of 6/30/2013

Linked Quarter Loan Growth*

Total Assets
$16.0 Billion

Intangible Assets 3%
Other Assets* 8%
Cash 4%
Securities 17%
Non-Covered Loans 67%
Covered Loans 1%

Non-Covered Loans (Gross)
$10.7 Billion

Commercial Real Estate 41%
Construction Loans 4%
Other Consumer 6%
Auto Loans 8%
Commercial Loans 19%
Residential Mortgages 22%

*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Asset & Loan
Composition
As of 6/30/2013

At 12/31/2009 – CRE 37%, Residential 21%, C&I 19%, Auto 11%, Other Consumer 7%, C&D 5%

$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
50% Average Increase
22% Average Increase
39% Average Increase
15% Average Increase
174,106
521,921
538,213
432,873
487,014
621,888
868,933
810,906
976,998
1,169,488
1,984,196
2,119,433
219,976
295,404
308,843
316,278
CRE
C&I
Residential
Consumer
2010
2011
2012
2013 YTD*

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
New Loan Originations
Trend

3 year average increase between 2010 – 2013
*Annualized
As of 6/30/2013, excludes purchased portfolios

Retail
24%
20%
17%
11%
10%
7%
6%
2%
2%
1%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Total Commercial Real Estate - $4.5 Billion
(Includes both Covered and Non-Covered Loans)
Primary
Property Type
$ Amount
(Millions)
% of
Total
Avg
LTV
2009
Avg LTV
Retail 1,081 24% 51% 50%
Apartments 875 20% 35% 49%
Industrial 754 17% 51% 53%
Office 508 11% 51% 54%
Mixed Use 444 10% 46% 46%
Healthcare 297 7% 61% 61%
Specialty 267 6% 48% 49%
Land Loans 101 2% 64% 58%
Residential 92 2% 50% 52%
Other 49 1% 38% 46%

-Average LTV based on current balances and most recent appraised value.
- LTV calculation excludes Covered Loans.
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $404 Million in Construction loans.
Commercial Real Estate
Diversified Portfolio
As of 6/30/2013

24%
23%
22%
9%
8%
5%
4%
3%
2%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Total Retail Property Types - $1.1 Billion
(Non-Covered Loans)
Retail Property Type
% of
Total
Avg
LTV
2009
Avg
LTV
Multi-Tenanted - No Anchor 24% 55% 56%
Multi-Tenanted - Anchor 23% 52% 50%
Single Tenant 22% 51% 51%
Auto Dealership 9% 51% 50%
Private & Public Clubs 8% 37% 30%
Food Establishments 5% 54% 52%
Entertainment Facilities 4% 54% 43%
Private Education Facilities 3% 45% 51%
Auto Servicing 2% 49% 53%
-Average LTV based on current balances and most recent appraised value
-The chart above excludes construction loans.

Retail Composition
Commercial Real Estate
As of 6/30/2013

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Primary Property
Type
$ Amount
(Millions)
% of
Total
2009 % of
Total
Residential 130 32% 50%
Apartments 81 20% 2%
Retail 72 18% 8%
Land Loans 46 11% 13%
Mixed Use 38 10% 15%
Specialty 14 4% 1%
Healthcare 13 3% 2%
Other 10 2% 9%

Composition
Construction Loan
Total Construction Loans - $404 Million
(Non-Covered Loans)
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
As of 6/30/2013

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.20%
0.50%
0.69%
0.72%
0.83%
0.78%
0.20%
0.40%
0.20%
0.40%
0.18%
1.00%
CRE
C&I
C&D
Residential
Home Equity
Consumer
VLY
Peers

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Asset Quality
2013 YTD Net Charge-offs
Source: SNL Financial data for 2Q 2013 as of 8/6/2013
Peer group includes banks between $3 billion and $50 billion in assets
As of 6/30/2013

3%
5%
9%
3%
11%
69%

2%
5%
7%
7%
32%
8%
17%
22%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Investment Portfolio
By Investment Grade Key Comments
Key Highlights & Composition
•
$2.7 billion investment portfolio
•
As part of Valley’s macro asset/liability
strategy, the bank continues to manage the
duration of its investment portfolio
•
No OTTI recognized during 2Q 2013 or 1Q
2013
•
Net gains on securities transactions were
immaterial during 2Q 2013 as compared to
$4.0 million ($2.3 million after taxes, or
$0.01 per common share) during 1Q 2013
Investment Grade 2013
AAA 69%
AA 11%
A 3%
BBB 5%
Non Investment Grade 3%
Not Rated 9%
Investment Type 2009 2013
GSE MBS (GNMA) 30% 32%
GSE MBS (FNMA/FHLMC) 28% 22%
State, County, Municipals 8% 17%
Trust Preferred 13% 8%
Other 5% 7%
US Treasury 9% 7%
Corporate Bonds 3% 5%
Private Label MBS 4% 2%
By Investment Type
As of 6/30/2013

Total Liabilities
$14.5 Billion
Other Liabilities 1%
Long-term Borrowings* 20%
Total Deposits 78%
Short-term Borrowings 1%
Total Deposits
$11.2 Billion
Non-Interest Bearing 32%
Time Deposits 21%
Interest Bearing 47%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Liability & Deposit
Composition
As of 06/30/2013

*includes junior subordinated debentures issued to capital trusts

32%
31%
30%
29%
28%
27%
28.8%
31.6%
31.5%
2011
2012
2Q 2013

4.4%
4.3%
4.2%
4.1%
4.0%
4.37%
4.21%
4.17%
2011
2012
2013 YTD

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Deposits & Borrowings
Non-Interest Bearing Deposits Key Comments
Cost of Long Term Borrowings
Key Highlights and Comments
•
2Q 2013 total cost of interest bearing
deposits declined 3 basis points to 0.63%
from 1Q 2013
•
2Q 2013 total interest bearing liabilities
declined 2 basis points to 1.58% from 1Q
2013
*Period Ending Balances as % of Total Period Ending Deposits

As of 06/30/2013

Total Tier II Capital

$1.4 Billion

LL Reserve
8%
Sub-debt 3%
Trust Preferred
13%
Tier I Common
Capital 76%

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Significant estimated unrealized gains on the fair value of facilities, referenced in slide 6, are not reflected in capital ratios above.
*Non-GAAP reconciliations shown on slides 18 and 19
Capital Ratios
As of
6/30/2013
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.80% N/A
Tangible Common Equity /
Risk-Weighted Assets
9.22% N/A
Tier I Common Ratio 9.37% N/A
Tier I 11.00% 6.00%
Tier II 12.40% 10.00%
Leverage 8.15% 5.00%
Book Value $7.64 N/A
Tangible Book Value $5.29 N/A
Regulatory Capital
Composition & Ratios
As of 6/30/2013

(1) All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented. Data for the years prior to 2001 in the table above exclude certain prior year results for merger transactions accounted for using the pooling-of-interests method.

(2) Previously reported results for 2011, 2010, 2009 and 2008 have been revised to reflect an increase in non-interest expense, which after taxes, reduced net income by $1.1 million, $1.2 million, $1.2 million and $1.3 million, respectively, and reduced basic and diluted earnings per common share by $0.01 for each of these years. Total assets and the other statistical data presented in the table have been revised accordingly.

(3) Net income includes other-than-temporary impairment charges on investment securities, net of tax benefit, totaling $3.0 million, $12.2 million, $2.9 million, $4.0 million, $49.9 million, $10.4 million, and $3.0 million for the years ended 2012, 2011, 2010, 2009, 2008, 2007, and 2006, respectively.

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Shareholder Returns

Historical Financial Data (1) (Dollars in millions, except for share data)
YTD 6/2013
15,977 $    65.2 $       $0.33 0.82% 8.64% $0.33 N/A N/A
2012 16,013       143.6        0.73 0.91 9.57 0.65 5/12 - 5% Stock Dividend
2011 14,253       132.5        0.74 0.93 10.11 0.66 5/11 - 5% Stock Dividend
2010 14,151       130.0        0.73 0.92 10.23 0.65 5/10 - 5% Stock Dividend
2009 14,291       114.8        0.57 0.80 8.55 0.66 5/09 - 5% Stock Dividend
2008 14,724       92.3          0.57 0.68 8.61 0.66 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.00 1.25 16.43 0.65 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.04 1.33 17.24 0.64 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.06 1.39 19.17 0.62 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.05 1.51 22.77 0.60 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.05 1.63 24.21 0.57 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.01 1.78 23.59 0.54 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.85 1.68 19.70 0.51 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.82 1.72 20.28 0.48 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.77 1.75 18.35 0.45 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.74 1.82 18.47 0.41 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.68 1.67 18.88 0.36 5/97 - 5% Stock Dividend
Period Ended
(2) Total Assets
Net Income
(3) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Total Equity $1,521,553 Total Assets $15,977,202
Plus: Net unrealized losses on securities
          available for sale, net of tax
15,609
Less: Goodwill & Other Intangible Assets (467,236)
Plus: Accumulated net losses on cash
         flow hedges, net of tax
8,631
Total Tangible Assets  (TA) $15,509,966
Plus: Defined benefit pension plan
         net assets, net of tax
14,529 Total Equity $1,521,553
Less: Goodwill, net of tax (427,392) Less: Goodwill & Other Intangible Assets (467,236)
Less: Disallowed other intangible assets (14,919) Total Tangible Common Equity (TCE) $1,054,317
Less: Disallowed deferred tax assets (45,874)
Tier I Common Capital $1,072,137
Ratios
Plus: Trust preferred securities 186,313
TCE / TA 6.80%
Total Tier I Capital $1,258,450
TCE / RWA 9.22%
Plus: Qualifying allowance for credit losses $119,880
Plus: Qualifying sub debt 40,000
Tier I (Total Tier I / RWA)
11.00%
Total Tier II Capital
$1,418,330
Tier II (Total Tier II / RWA)
12.40%
Risk Weighted Assets (RWA) $11,438,211
Tier I Common Capital Ratio
(Tier 1 Common /RWA)
9.37%
6/30/2013
Non-GAAP Disclosure Reconciliations
($ in Thousands)

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
6/30/2013
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Common Shares Outstanding 199,254,687
Shareholders’ Equity $1,521,553
Less: Goodwill and Other
          Intangible Assets
(467,236)
Tangible Shareholders’ Equity $1,054,317
Tangible Book Value $5.29

© 2013 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved.